UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CPI Card Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CPI CARD GROUP INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET CPI CARD GROUP INC. 10368 WEST CENTENNIAL ROAD LITTLETON, COLORADO 80127 D47830-P53347 You invested in CPI CARD GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2021 8:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/PMTS2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items Omnibus Incentive Plan and to make other administrative changes. D47831-P53347 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Thomas Furey For 1b. Robert Pearce For 1c. Nicholas Peters For 1d. Scott Scheirman For 1e. Bradley Seaman For 1f. Marc Sheinbaum For 1g. Valerie Soranno Keating For 2. Ratification of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2021. For 3. Advisory vote to approve named executive officer compensation. For 4. Advisory vote to approve the frequency of the stockholder vote on named executive officer compensation. 1 Year 5. Vote to approve an amendment and restatement of the CPI Card Group Inc. Omnibus Incentive Plan to increase the total number of shares of common stock of CPI Card Group Inc. reserved and available for issuance under the For 6. Vote of CPI Card Group Inc.’s “disinterested” stockholders to approve an amendment to the CPI Card Group Inc. Omnibus Incentive Plan to increase the maximum number of shares of common stock issuable to “Insiders” thereunder from 10% to 15% of the number of then issued and outstanding shares of common stock of CPI Card Group Inc. For NOTE: The Proxy holders will have discretion to vote on other business as may properly come before the meeting or any adjournment thereof.